UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  November 10, 2005

GMH COMMUNITIES TRUST
(Exact name of registrant as specified in its charter)

Maryland	001-32290	201181390
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification Number)

10 Campus Boulevard

Newtown Square, Pennsylvania 19073

(Address of principal executive offices)

(610) 355-8000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.              Results of Operations and Financial Results.

On November 10, 2005, GMH Communities Trust (the “Company”) issued a press release relating to its financial results for the quarter ended September 30, 2005.  A copy of the press release is furnished as Exhibit 99.1 to this report and is incorporated herein by reference.  On November 11, 2005, the Company also held a conference call relating to its results of operations for the third quarter ended September 30, 2005.  The transcript from the conference call is furnished as Exhibit 99.2 to this report and is incorporated herein by reference.

Item 9.01.              Financial Statements and Exhibits.

(a)           Financial Statements of Business Acquired.

None.

(b)          Pro Forma Financial Information.

None.

(c)           Exhibits.

Exhibit
Number	Description
99.1	Press Release dated November 10, 2005 for GMH Communities Trust, furnished in accordance with Item 2.02 of this Current Report on Form 8-K.

99.2

Transcript of GMH Commnities Trust conference call held on November 11, 2005, relating to reported results of operations for the quarter ended September 30, 2005, and furnished in accordance with Item 2.02 of this Current Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 14, 2005

GMH COMMUNITIES TRUST

	By:	/s/ Bradley W. Harris
Name: Bradley W. Harris
Title: Senior Vice President and Chief Financial Officer

Exhibit Index

Exhibit
No.	Description Name
99.1	Press Release dated November 10, 2005 for GMH Communities Trust, furnished in accordance with Item 2.02 of this Current Report on Form 8-K.
99.2

Transcript of GMH Communities Trust conference call held on November 11, 2005, relating to reported results of operations for the quarter ended September 30, 2005 and furnished in accordance with Item 2.02 of this Current Report on Form 8-K.